UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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STATE FARM VARIABLE PRODUCT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STATE FARM VARIABLE PRODUCT TRUST

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

One State Farm Plaza

Bloomington Illinois, 61710-0001

June [    ], 2018

Dear Contract owner:

A special meeting of shareholders of State Farm Variable Product Trust (the “Trust”) will be held on September 14, 2018, at 8:00 a.m., Central Time, at One State Farm Plaza, Bloomington, Illinois (the “Meeting”). Owners of variable universal life insurance contracts and variable annuity contracts (each, a “Contract” and together, the “Contracts”) issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (each referred to as an “Insurance Company” and together referred to as the “Insurance Companies”) are entitled to provide voting instructions on a proposal described below.

At the Meeting, shareholders will be asked to:

1. Approve a Plan of Substitution (the “Plan”) for the substitution under the Contracts of shares of beneficial interest in the Trust’s Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund (each, a “Liquidating Fund” and together, the “Liquidating Funds”) for shares of beneficial interest in the Trust’s Money Market Fund; and

2. Transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of the Liquidating Funds are being asked to consider and approve the Plan. State Farm Investment Management Corp. (“SFIMC”) serves as investment adviser and administrator to the Trust and its Liquidating Funds. Because asset flows into the Liquidating Funds have not been substantial and because SFIMC does not expect the Liquidating Funds to achieve significant asset growth in the foreseeable future, SFIMC does not believe that the Liquidating Funds will be viable in the long-term. The Insurance Companies’ decision in the latter half of 2008 to discontinue issuing new Contracts has contributed to the inadequate asset flows into the Funds. As a result, SFIMC presented and recommended a proposal to the Board of Trustees of the Trust (the “Board”) to liquidate the Liquidating Funds. On May 23, 2018, the Board considered and approved the liquidation of the Liquidating Funds, contingent upon approval of the Plan by the Liquidating Funds’ shareholders. The Plan was designed by the Insurance Companies, and the Board agreed to submit the Plan to the Liquidating Funds’ shareholders for approval.

In order to complete the liquidation of the Liquidating Funds, shareholders must approve the Plan. The Insurance Companies are the sole shareholders of the Liquidating Funds. However, as a Contract owner who has allocated account value to at least one Liquidating Fund as of the close of business on May 25, 2018, you are entitled to instruct the Insurance Company that has issued your Contract on how to vote the shares in the Liquidating Fund(s) that are attributable to your Contract. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Plan provides that, to the extent Contract owners do not transfer their account values out of a Liquidating Fund to another investment option under their Contracts prior to liquidation, those account values will be automatically transferred by the Insurance Companies to the investment option under the Contracts that invests in the Money Market Fund series of the Trust. The proposed automatic transfer is as also referred to as the “substitution.”

The liquidation of each Liquidating Fund is contingent upon shareholder approval of the Plan by the Liquidating Fund’s shareholders (based on Contract owners’ voting instructions). Thus, a Liquidating Fund will be liquidated, and the substitution will occur with respect to the Liquidating Fund, only if the Plan is approved by the holders of a majority of the Liquidating Fund’s outstanding shares. If the Plan is approved, the liquidation and substitution is expected to occur on or about [    ], 2018.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider this matter and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Central Time on the day before the Meeting. You may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or over the Internet. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE TRUST AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL.

The enclosed proxy statement describes the proposal in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

Paul J. Smith

Trustee, Senior Vice President and Treasurer

State Farm Variable Product Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q 1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials because (i) you are the owner of a variable universal life insurance contract or a variable annuity contract (each, a “Contract” and together, the “Contracts”) issued by State Farm Life Insurance Company or State Farm Life & Accident Assurance Company (each, an “Insurance Company” and together, the “Insurance Companies”) and (ii) you have allocated some or all of your account value under your Contract to an investment option that invests in the Large Cap Equity Fund, Small/Mid Cap Equity Fund or the International Equity Fund (each, a “Liquidating Fund” and together, the “Liquidating Funds”), each a series of State Farm Variable Product Trust (the “Trust”).

As is further explained below, the Trust is seeking shareholder consideration and approval of an important proposal regarding the Liquidating Funds and the Contracts. The Insurance Companies are the sole shareholders of the Liquidating Funds. However, as a Contract owner entitled to vote on the proposal, you are being asked to provide voting instructions on the proposal to the Insurance Company that issued your Contract.

Q 2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. On May 23, 2018, the Board of Trustees of the Trust (the “Board”) considered and approved the liquidation of the Liquidating Funds, contingent upon approval of a Plan of Substitution (the “Plan”) by the Liquidating Funds’ shareholders. The Plan was designed by the Insurance Companies, and the Board agreed to submit the Plan to the Liquidating Funds’ shareholders for approval. The purpose of the proxy statement is to ask you to vote on the approval of the Plan.

Q 3. WHY DID THE BOARD APPROVE THE LIQUIDATIONS?

A. The Liquidating Funds were intended to offer Contract owners new investment options for their Contracts. However, the Liquidating Funds’ assets have not grown enough to make the Liquidating Funds viable in the long-term, and there is no expectation that the Liquidating Funds will achieve significant asset growth in the foreseeable future. The inadequate growth of the Liquidating Funds is due in part to the Insurance Companies’ decision to discontinue issuing new Contracts in the latter half of 2008. You are not voting on the liquidations. You are voting on whether to approve the Plan. The liquidations are contingent upon the approval of the Plan, however.

Q 4. WHAT IS THE “PLAN OF SUBSTITUTION?”

A. If the Plan is approved by the Liquidating Funds’ shareholders (based on Contract owners’ voting instructions), the Liquidating Funds will be liquidated. Under the Plan, to the extent Contract owners do not transfer their account values out of any investment option that invests in a Liquidating Fund to another investment option under their Contracts prior to liquidation, those account values will be automatically transferred by the Insurance Companies to the investment option that invests in the Trust’s Money Market Fund. The automatic transfer is also referred to as the “substitution.” The substitution and the rights granted to Contract owners in connection therewith are described in more detail in the attached proxy statement.

Q 5. WHEN WILL THE SUBSTITUTION OCCUR?

A. If approved by shareholders, the liquidations and the proposed substitution are currently expected to occur on or about [    ], 2018.

Q 6. WILL CONTRACT OWNERS BE ALLOWED FREE TRANSFERS?

A. Yes. For each Liquidating Fund to which a Contract owner has allocated account value, the Contract owner will be allowed free transfers out of the Liquidating Fund to any other investment option available under his or her Contract. The period during which free transfers may occur will begin at least 30 days prior to the substitution (on or about [    ], 2018). In addition, for each Contract owner who has account value automatically transfered to an investment option that invests in the Money Market Fund in accordance with the Plan, the Contract owner will be allowed free transfers out of that investment option to any other investment option available under his or her Contract at any time up to 90 days after the substitution. Any transfer made within the timeframes noted above will not count towards a Contract owner’s allotted free transfers permitted per policy year or be subject to any fees or charges. All such transfers are subject to any other restrictions on transfers, such as frequent trading or market timing restrictions or investment restrictions under an optional rider.

Q 7. WHAT IS THE TRUST’S MONEY MARKET FUND?

A. The investment objective of the Money Market Fund is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Although the Money Market Fund seeks to preserve the value of shareholders’ investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Money Market Fund’s sponsor has no legal obligation to provide financial support to the Money Market Fund at any time.

The investment objective, investment strategies and risks of the Money Market Fund differ materially from those of the Liquidating Funds. The Money Market Fund was designated by the Insurance Companies under the Plan because money market funds are frequently used as default investment options when funds underlying variable insurance contracts liquidate given the conservative nature of money market funds’ strategies, their relatively low expense ratios, and applicable law.

Further information about the Money Market Fund (as well as the Liquidating Funds) can be found in the Trust’s Prospectus and Statement of Additional Information. You may obtain free copies of these documents at [    ] or by calling 888-702-2307.

At a special meeting of shareholders occurring on the same day as the Meeting, shareholders of the Money Market Fund will be voting upon a separate proposal to reorganize the Money Market Fund into the BlackRock Government Money Market V.I. Fund, a fund of BlackRock Variable Series Funds, Inc. The proposed reorganization of the Money Market Fund, if it occurs, would not occur until after the Liquidating Funds are liquidated and the proposed substitution is performed. If the Money Market Fund is reorganized as proposed, all free transfer rights under the Plan of Substitution that would have applied to transfers under the Contracts from a subaccount investing in the Money Market Fund will apply to transfers from a subaccount investing in the BlackRock Government Money Market V.I. Fund. The liquidation of the Liquidating Funds and the implementation of the Plan of Substitution are not contingent upon shareholder approval of the Money Market Fund’s reorganization.

Q 8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT AND THE SUBSTITUTION?

A. State Farm Investment Management Corp. (“SFIMC”), the investment adviser and administrator to the Trust, and its affiliates (other than the Trust) will bear all costs associated with the proxy statement and the proxy solicitation. The Insurance Companies and their affiliates (other than the Trust) will bear all costs associated with the substitution. You will not bear any of the costs or expenses associated with the proxy statement or solicitation or the substitution.

Q 9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is May 25, 2018. As a Contract owner with account value allocated to at least one Liquidating Fund as of the Record Date, you have the right to provide voting instructions to the Insurance Company that issued your Contract. For each Liquidating Fund in which you are invested as of the Record Date, you are entitled to submit one vote for each dollar that you have indirectly invested in that Liquidating Fund as of the Record Date. The shareholders of the Liquidating Funds are voting separately on the proposal. If were indirectly invested in more than one Liquidating Fund as of the Record Date, you will provide separate voting instructions for each Liquidating Fund.

Q 10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the “Meeting”) is scheduled to take place on September 14, 2018 at 8:00 a.m. Central Time.

Q 11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•	Attending the Meeting to be held at the offices of the Trust, One State Farm Plaza, Bloomington, IL 61710-0001 and submitting your voting instructions in person;

•	Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•

Calling toll-free 1-866-209-6472 and follow the recorded directions. Have your 14 digit Control Number from your voting instruction card nearby. Voting instructions submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•

Online at www.proxy-direct.com and follow the on-screen directions. Have your 14 digit Control Number from your voting instruction form nearby. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q 12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q 13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at [    ].

Q 14. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-866-209-6472.

STATE FARM VARIABLE PRODUCT TRUST

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

One State Farm Plaza

Bloomington Illinois, 61710-0001

Telephone 866-702-2307

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On

September 14, 2018

To owners of variable life insurance contracts and variable annuity contracts (each, a “Contract” and together, the “Contracts”) issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (each referred to as an “Insurance Company” and together as the “Insurance Companies”) entitled to give voting instructions in connection with certain shares held by State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life and Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account, separate accounts of the Insurance Companies that support the Contracts.

A special meeting of shareholders of State Farm Variable Product Trust (the “Trust”) will be held at One State Farm Plaza, Bloomington, Illinois, on September 14, 2018 at 8:00 a.m., Central Time (the “Meeting”). The Meeting will be held to consider approval of a Plan of Substitution for the substitution of the Trust’s Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund (each, a “Liquidating Fund” and together, the “Liquidating Funds”) under the Contracts and to transact any other business that properly comes before the Meeting.

The Insurance Companies are the only shareholders of the Liquidating Funds. However, the Insurance Companies hereby solicit and agree to vote the shares of a Liquidating Fund at the Meeting in accordance with timely instructions received from Contract owners with account value allocated to the Liquidating Funds as of the close of business on May 25, 2018. As a Contract owner entitled to vote on the Plan, you have the right to instruct the Insurance Company that issued your Contract as to the manner in which shares of a Liquidating Fund attributable to your Contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed that represents the number of shares of each Liquidating Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice which describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

Mark Mikel

Secretary

State Farm Variable Product Trust

June [    ], 2018

STATE FARM VARIABLE PRODUCT TRUST

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

Proxy Statement

for a Special Meeting of Shareholders

to be held on September 14, 2018

Introduction

This proxy statement is being furnished in connection with the solicitation of voting instructions from owners of certain variable life insurance contracts and variable annuity contracts (“Contracts”) with account value allocated to investment options (or subaccounts) that invest in the State Farm Variable Product Trust Large Cap Equity Fund, Small/Mid Cap Equity Fund or International Equity Fund (each, a “Liquidating Fund” and together, the “Liquidating Funds”) as of May 25, 2018 (the “Record Date”). Each Liquidating Fund is a series of the State Farm Variable Product Trust (the “Trust”). This proxy statement is prepared and distributed in connection with a special meeting of the shareholders of the Trust to be held at 8:00 a.m., Central Time, on September 14, 2018, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. The Trust is a Delaware statutory trust.

This proxy statement is submitted to shareholders of the Liquidating Funds at the direction of the Board of Trustees of the Trust (the “Board”). State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (each, an “Insurance Company” and together, the “Insurance Companies”) are the sole shareholders of the Liquidating Funds, and such shares are held in the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”). This proxy statement is being sent to owners of Contracts issued by the Insurance Companies for the purpose of soliciting instructions on how to vote the shares of the Liquidating Funds.

The Trust’s shares of beneficial interest are referred to herein as “Shares.” The Insurance Companies and the Separate Accounts are the shareholders of record of the Shares. This proxy statement and voting instructions were first mailed to shareholders on or about June [    ], 2018.

At the Meeting, shareholders are being asked to vote to approve a Plan of Substitution. This proposal is discussed thoroughly in this proxy statement. We urge you to read this proxy statement carefully.

THE BOARD RECOMMENDS THAT YOU

VOTE “FOR” THE PROPOSAL.

PROPOSAL

APPROVAL OF PLAN OF SUBSTITUTION

The Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved the liquidation of the Liquidating Funds, contingent upon approval of a Plan of Substitution (the “Plan”) by the Liquidating Funds’ shareholders. If the Plan is not approved by a Liquidating Fund’s shareholders, the Liquidating Fund will not be liquidated. The liquidations were made contingent upon the approval of the Plan because an approved plan of substitution is required for the Insurance Companies to transfer account values under the Contracts that remain invested in the Liquidating Funds at the time of liquidation as planned. The Plan was designed by the Insurance Companies, and the Board agreed to submit the Plan to the Liquidating Funds’ shareholders for approval. The Insurance Companies and the Board recommend that you approve the Plan, a form of which is attached as Exhibit A to this Proxy Statement.

At a meeting on May 23, 2018, the Board authorized the submission of the Plan to shareholders for approval. The Insurance Companies are the sole shareholders of the Liquidating Funds. However, Contract owners who have allocated account value to a Liquidating Fund as of the Record Date are entitled to instruct the Insurance Companies on how to vote the shares attributable to their Contracts.

The proposal to approve the Plan is referred to herein as the “Proposal.” The Plan will be voted upon separately by the shareholders of each Liquidating Fund. Adoption of the Proposal does not depend upon shareholders of each Liquidating Fund approving the Plan. Shareholders of one or more Liquidating Fund(s) may approve the Plan while shareholders of one or more Liquidating Fund(s) may fail to approve the Plan.

The Plan provides that to the extent Contract owners do not transfer their account values out of an investment option that invests in a Liquidating Fund to another investment option under their Contracts prior to liquidation, those account values will be automatically transferred by the Insurance Companies to the investment option under the Contracts that invests in the Trust’s Money Market Fund (the “Substitute Fund”). The Liquidating Funds and the Substitute Fund may both be referred to herein as “Funds.”

Background

State Farm Investment Management Corp. (“SFIMC”) serves as investment adviser and administrator to the Liquidating Funds. Because asset flows into the Liquidating Funds have not been substantial and because SFIMC does not expect the Liquidating Funds to achieve significant asset growth in the foreseeable future, SFIMC does not believe that the Liquidating Funds will be viable in the long-term. As a result, SFIMC presented a proposal to the Board to liquidate the Liquidating Funds. On May 23, 2018, the Board approved the liquidation of the Liquidating Funds. However, because account values under the Contracts cannot be automatically transferred as planned unless a plan of substitution for the Contracts is approved by the Liquidating Funds’ shareholders, the Board made the liquidation of each Liquidating Fund contingent upon the approval of the Plan, as discussed below.

The Insurance Companies designed the Plan. In designing the Plan, the Insurance Companies considered how best to serve the interests of Contract owners and applicable law. Upon the Board’s and the Insurance Companies’ recommendation, Contract owners are encouraged to approve the Plan.

The Proposal

Under the Proposal, each Liquidating Fund’s shareholders (based on Contract owners’ voting instructions) are being asked to approve the Plan on behalf of the Liquidating Fund. The three Liquidating Funds will vote on the Proposal separately. You may provide voting instructions to the Insurance Company that issued your Contract for each Liquidating Fund in which you were invested as of the Record Date. Any shares for which the Insurance Companies do not receive voting instructions will be voted in the same proportion as the shares for which the Insurance Companies do receive voting instructions.

The Plan

The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached to this Proxy Statement as Exhibit A. If the Proposal is approved by the shareholders of a Liquidating Fund, the Insurance Companies will substitute the shares of beneficial interest of the Liquidating Fund held in the Separate Accounts with shares of beneficial interest of the Substitute Fund (the “Substitution”). The Insurance Companies will perform the Substitution as follows: Upon receiving the liquidating distribution of cash from the Liquidating Fund as a result of its liquidation, each Insurance Company shall use the cash proceeds to purchase shares in the Substitute Fund at net asset value on behalf of the Contract owners who were invested in the Liquidating Fund. With respect to the Contracts, this means that any Contract owner who does not transfer his or her account value prior to the liquidation from the Liquidating Fund subaccount to another investment option under his or her Contract will have that account value automatically transferred to the Substitute Fund subaccount.

The table below sets out the Liquidating Funds and the Substitute Fund under the Plan:

Name of Liquidating Fund (account value automatically transferred from)	Name of Substitute Fund (account value automatically transferred to)
State Farm Variable Product Trust Large Cap Equity Fund	State Farm Variable Product Trust Money Market Fund
State Farm Variable Product Trust Small/Mid Cap Equity Fund	State Farm Variable Product Trust Money Market Fund
State Farm Variable Product Trust International Equity Fund	State Farm Variable Product Trust Money Market Fund

The investment objectives and investment strategies, principal risks, fees and expenses and other comparative information concerning each Liquidating Fund and the Substitute Fund are discussed in “Comparison of Investment Objective, Investment Strategies and Principal Risks” below. The attached voting instruction card seeks the Contract owners’ approval of the Proposal to approve the Plan.

Further information about how the Insurance Companies will implement the Plan, if approved, is provided below. If the Plan is approved, the Substitution will occur on or about [    ], 2018.

Contract Value. If a Contract owner has account value automatically reallocated from a subaccount investing in a Liquidating Fund to a subaccount investing in the Substitute Fund as a result of the Substitution, his or her account value immediately before the Substitution will be the same as his or her account value immediately after the Substitution.

Contract Charges and Rights. The Substitution will not change the fees and charges under the Contracts. Also, neither the rights of Contract owners nor the obligations of the Insurance Companies under the Contracts will be altered in any way.

Fund Fees and Expenses. The investment management fees and the total expenses of the Substitute Fund are lower than those of the Liquidating Funds as of December 31, 2017. For information about the relative expense levels of the Liquidating Funds and the Substitute Fund, see the discussion under “Performance and Fee Comparison,” below.

Substitution Expenses. The expenses incurred in connection with implementing the Plan, including legal and accounting services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by the Insurance Companies, SFIMC and their affiliates (other than the Trust); provided, however, that each Liquidating Fund and the Substitute Fund, respectively, will bear the transaction costs (e.g., commissions) associated with the liquidation of the Liquidating Fund’s securities and the purchase of portfolio securities to be held by the Substitute Fund. The Insurance Companies and SFIMC estimate that the cost that they will incur in connection with the liquidation of the Liquidating Funds and the approval of the Plan will be approximately $[    ].

Transfer Rights.

For each Liquidating Fund to which a Contract owner has allocated account value, the Contract owner will be allowed free transfers out of the Liquidating Fund to any other investment option available under his or her Contract. The period during which the free transfers may occur will begin at least 30 days prior to the Substitution (on or about [    ], 2018). In addition, for each Contract owner who has account value automatically transfered to a Substitute Fund subaccount under the Plan, the Contract owner will be allowed free transfers out of the Substitute Fund subaccount to any investment option available under his or her Contract at any time up to 90 days after the Substitution. Any transfer made within the timeframes noted above will not count towards a Contract owner’s allotted free transfers permitted per policy year or be subject to any fees or charges. All such transfers are subject to any other restrictions on transfers, such as frequent trading or market timing restrictions or investment restrictions under an optional rider.

Each Contract owner should refer to his or her Contract prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract owners may obtain a prospectus for the Contract and applicable investment options free of charge by contacting the Insurance Companies. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) Internet site at http://www.sec.gov. Information about the Contracts, the Trust, the Liquidating Funds and the Substitute Fund may also be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

Federal Income Tax Consequences. Neither the liquidation of the Liquidating Funds nor the Substitution is expected to result in any material adverse federal income tax consequences to Contract owners.

Potential Future Reorganization of the Money Market Fund. At a special meeting of shareholders of the Trust occurring on the same day as the Meeting, shareholders of the Money Market Fund will be voting upon a separate proposal to reorganize the Money Market Fund into the BlackRock Government Money Market V.I. Fund, a fund of BlackRock Variable Series Funds, Inc. The proposed reorganization of the Money Market Fund, if it occurs, would not occur until after the Liquidating Funds are liquidated and the Substitution is performed. If the Money Market

Fund is reorganized as proposed, all free transfer rights under the Plan of Substitution that would have applied to transfers under the Contracts from a subaccount investing in the Money Market Fund will apply to transfers from a subaccount investing in the BlackRock Government Money Market V.I. Fund. The liquidation of the Liquidating Funds and the implementation of the Plan of Substitution are not contingent upon shareholder approval of the Money Market Fund’s reorganization.

CONSIDERATIONS REGARDING THE LIQUIDATIONS AND THE PLAN OF SUBSTITUTION

Reasons for Proposed Substitution of the Liquidating Funds. Each Liquidating Fund is a series of the Trust. The inception date and the net assets of the Liquidating Funds as of December 31, 2017 are set forth in the table below:

Liquidating Fund	Inception Date	Net Assets as of December 31, 2017 (millions)
State Farm Variable Product Trust Large Cap Equity Fund	August 1, 2005	$81.0
State Farm Variable Product Trust Small/Mid Cap Equity Fund	August 1, 2005	$74.3
State Farm Variable Product Trust International Equity Fund	August 1, 2005	$55.7

Each Liquidating Fund currently is sub-advised by the following persons:

Liquidating Fund	Name of Sub-Adviser(s)
State Farm Variable Product Trust Large Cap Equity Fund	Bridgeway Capital Management, Inc. and Westwood Management Corp., each sub-advising approximately 50% of the Fund’s portfolio
State Farm Variable Product Trust Small/Mid Cap Equity Fund	Bridgeway Capital Management, Inc. sub-advises approximately 50% of the Fund’s portfolio
State Farm Variable Product Trust International Equity Fund	Marsico Capital Management, LLC and Northern Cross, LLC, each sub-advising approximately 50% of the Fund’s portfolio

Asset flows into the Liquidating Funds have been below SFIMC’s expectations, and SFIMC does not anticipate the Liquidating Funds to achieve significant asset growth in the foreseeable future. The Insurance Companies’ business decision to discontinue issuing Contracts contributed to the inadequate asset flow into the Liquidating Funds. As a result, SFIMC does not believe that the Liquidating Funds will be viable in the long-term. SFIMC considered alternatives regarding the Liquidating Funds, including whether a reorganization into another mutual fund would be feasible, and if a reorganization would produce desirable results for a Liquidating Fund’s shareholders. After reviewing current market conditions, SFIMC determined that liquidating the Liquidating Funds would be in the best interests of the Liquidating Funds and their shareholders (including Contract owners, as beneficial owners of the Liquidating Funds’ Shares).

At a meeting on May 23, 2018, the Board considered and approved the proposed liquidation of the Liquidating Funds. The Board considered a number of factors, including, but not limited to, the amount of each Liquidating Fund’s net assets, the expense ratios for the Liquidating Funds, asset flows for the Liquidating Funds, the fact that the liquidations would be contingent on approval of a plan of substitution by the Liquidating Funds’ shareholders (based on voting instructions provided by Contract owners), and the fact that the Insurance Companies designed the Plan to be presented for approval. The approval of the liquidation was made on the basis of each Trustee’s business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. Contract owners should consider whether it would be appropriate for them to proactively reallocate their interests in a Liquidating Fund(s) to one or more other investment options available under their respective Contracts in light of their investment goals (See “Transfer Rights” above).

Rationale for Selection of Substitute Fund. The Plan was designed by the Insurance Companies. The Insurance Companies considered the interests of Contract owners and applicable law. The Insurance Companies also considered that the Plan does not prevent a Contract owner from transferring his or her account value prior to the Substitution. Contract owners with investments in the Liquidating Funds may elect to transfer their assets to another investment option within their Contract, in accordance with the terms of their Contract and their Contract prospectus. See “Transfer Rights” above.

The Substitute Fund was chosen by the Insurance Companies because money market funds are frequently used as default investment options when funds underlying variable insurance contracts liquidate given the conservative nature of money market funds’ strategies, their relatively low expense ratios, and applicable law. The Insurance Companies make no representation regarding whether the Substitute Fund is an appropriate investment for you. The purpose of your free transfer rights is to allow you to transfer your account values when, and in the manner that, you deem fit. See “Transfer Rights” above.

Failure to Approve the Proposal. If shareholders of a Liquidating Fund do not approve the Proposal, the Insurance Companies and the Trust will implement neither the Plan nor the liquidation of the Liquidating Fund, as discussed above. The Insurance Companies and the Board would then need to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies and the Board recommend that you approve the Proposal, and you are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed voting instruction card.

COMPARISON OF INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of each Liquidating Fund and the Substitute Fund. If the shareholders of a Liquidating Fund approve the Plan, the Liquidating Fund will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period. The Substitute Fund’s investment objective is different than the Liquidating Funds.

The information below and further information about each Liquidating Fund and the Substitute Fund can be found in the Trust’s Prospectus and Statement of Additional Information (“SAI”). You may obtain free copies of these documents at [    ] or by calling 888-702-2307.

State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund) and

State Farm Variable Product Trust Money Market Fund (Substitute Fund)

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives and Principal Investment Strategies

	State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)
Investment Objective:	The Large Cap Equity Fund seeks long-term growth of capital.	The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.
Principal Investment Strategies:

Two different investment sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”), select investments for the Fund. Bridgeway and Westwood each manage approximately one-half of the Fund’s portfolio. SFIMC monitors the performance of the sub-advisers and the allocation of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway primarily invests its portion of the Fund in a diversified portfolio of large growth stocks. Bridgeway defines “large stocks” as those whose market capitalization (stock market worth) falls within the range of the Russell 1000 Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market conditions. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Bridgeway selects stocks within the large-cap growth category for the Fund using a

Under normal conditions, the Fund invests its assets primarily (at least 99.5%) in:

•   Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•   Cash, and

•   Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Fund is managed in the following manner:

•   The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•   The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•  The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•   The Fund invests only in U.S. dollar-denominated securities.

State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)

statistically driven approach. Under normal conditions, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depository receipts of foreign companies.

Westwood

Under normal market conditions, Westwood invests at least 80% of its portion of the Fund’s assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) primarily in common stocks and other equity securities of large capitalization companies, including foreign companies. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase, while seasoned companies generally have been operating for at least three years.

•  The Fund seeks to invest in securities that present minimal credit risk.

The Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds like the Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Board of Trustees of State Farm Variable Product Trust may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has elected not to do so at this time.

The Fund’s adviser, SFIMC, seeks to develop an appropriate portfolio of securities for the Fund by considering the differences in yields among securities of different maturities, market sectors and issuers.

In selecting securities, Westwood maintains a list of approved securities of issuers which it believes have proven records and potential for above-average earnings growth. Westwood considers purchasing a security on such list if Westwood’s forecast for growth rates and earnings for that issuer exceeds Wall Street expectations. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt to equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target, and/or a fundamental change that negatively impacts the outlook and original investment thesis. The risk characteristics of Westwood’s portion of the Fund, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Fund’s benchmark.

Both Bridgeway and Westwood may sell individual securities for several reasons including: investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of the Liquidating Fund is long-term growth of capital while the investment objective of the Substitute Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Liquidating Fund primarily invests in large-capitalization growth equity securities and large-capitalization value equity securities. The Substitute Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. While the Liquidating Fund may invest in equity securities, the Substitute Fund may not make such investments. Additionally, the Substitute Fund typically invests only in securities that have remaining maturities of 397 days or less and present minimal credit risk.

Principal Risks

The following chart shows the principal risks associated with investing in the Liquidating Funds and the Substitute Fund.

Type of Investment Risk	State Farm Variable Product Trust Large Cap Equity Fund	State Farm Variable Product Trust Money Market Fund
Equity Securities Risk	X
Market Risk	X
Foreign Investing Risk	X
Management Risk	X	X
Interest Rate Risk and Call Risk		X
Credit Risk		X
Income Risk		X
Inflation Risk		X
Government Securities Risk		X
Transactions Risk		X
Net Asset Value Risk		X

Comparison of Principal Risks

Both the Liquidating Fund and the Substitute Fund are subject to management risk, which is the risk that the assessment by the Fund’s investment adviser or investment sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market. The Liquidating Fund is subject to a number of additional risks related to its investments in equity securities. The Substitute Fund, as a government money market fund, is subject to multiple principal risks that do not apply to the Liquidating Fund, such as interest rate risk, call risk, credit risk, income risk, inflation risk, government securities risk, transactions risk and net asset value risk.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see Exhibit B.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information. The past performance of the Liquidating Fund and the Substitute Fund is shown below. The table below presents the past performance of the Liquidating Fund over certain periods of time and compared to an applicable benchmark index. The table below also presents the past performance of the Substitute Fund over certain periods of time, as well as the current 7-day yield of the Substitute Fund. The information shows how the performance of each Fund has varied and provides some indication of the risks of investing in each Fund. Past performance is not indicative of future performance. For more information concerning the performance of each Fund, please refer to the applicable prospectus, SAI and shareholder reports of each Fund.

Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Year	10 Year
State Farm Variable Product Trust Large Cap Equity Fund	23.81%	15.86%	7.08%
S&P 500 Index (Returns reflect no deduction for fees, expenses or taxes.)	21.83%	15.79%	8.50%

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	5 Year	10 Year
State Farm Variable Product Trust Money Market Fund	0.64%	0.14%	0.28%

The Money Market Fund’s current 7-day yield on December 31, 2017 was 1.0325%.

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Funds. Estimated pro forma expense ratios of the Substitute Fund giving effect to the Substitution would be the same as or lower than those shown below for the Substitute Fund. The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*	State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)
Management Fees	0.60%	0.10%
Distribution and/or Service Fees (12b-1 Fees)	0.00	0.00
Other Expenses	0.11	0.31
Acquired Fund Fees and Expenses[1]	0.00	0.01
Total Annual Portfolio Operating Expenses	0.71%	0.42%

Expense Example.

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund)	$73	$227	$395	$883
State Farm Variable Product Trust Money Market Portfolio (Substitute Fund)	$43	$135	$235	$530

MANAGEMENT OF THE PORTFOLIOS

SFIMC is the investment adviser to the State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund) and to the State Farm Variable Product Trust Money Market Fund (Substitute Fund). Bridgeway and Westwood serve as sub-advisers to the Liquidating Fund. SFIMC’s principal offices are located at One State Farm Plaza, Bloomington, Illinois 61710-0001. Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046 whereas Westwood is located at 200 Crescent Court, suite 1200, Dallas, Texas 75201.

As of December 31, 2017, the management fees earned by SFIMC with respect to the Liquidating Fund and the Substitute Fund are shown below.

Fund Name	Management Fee as a % of Net Assets
State Farm Variable Product Trust Large Cap Equity Fund (Liquidating Fund)	0.60%

[1]	“Acquired Fund Fees & Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Annual Report, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees & Expenses.

Fund Name	Management Fee as a % of Net Assets
State Farm Variable Product Trust Money Market Fund (Substitute Fund)	0.10%

The State Farm Variable Product Trust Large Cap Equity Fund employs a “manager-of-managers” structure, which permits SFIMC to hire, replace or terminate the sub-adviser(s) to the Fund, subject to Board approval but not subject to shareholder approval. Subject to the Board and SFIMC’s supervision, each sub-adviser manages its portion of the assets of a Fund in accordance with the Fund’s investment objectives and policies. Each sub-adviser makes investment decisions for the portion of the Fund that it manages and in connection with such investment decisions, places purchase and sell orders for securities. The State Farm Variable Product Trust Money Market Fund is not sub-advised.

State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund) and State Farm Variable Product Trust Money Market Fund (Substitute Fund)

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives and Principal Investment Strategies

	State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)
Investment Objective:	The Small/Mid Cap Equity Fund seeks long-term growth of capital.	The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

State Farm Investment Management Corp. (the “Manager” or “SFIMC”) has hired Bridgeway Capital Management, Inc. (“Bridgeway”) to select investments for approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. The Manager monitors the performance of Bridgeway and the allocation of the Small/Mid Cap Equity Fund’s portfolio to Bridgeway. The Manager invests the other one-half of the Small/Mid Cap Equity Fund’s portfolio in shares of the iShares Core S&P Mid-Cap ETF, ticker symbol IJH, an exchange traded fund advised by BlackRock Fund Advisors (“BFA”). The iShares Core S&P Mid-Cap EFT seeks to track the investment results of the S&P Mid-Cap 400® (the “Underlying Index”). The Underlying Index measures the performance of the mid-capitalization sector of the U.S. equity market. The principal investment strategies employed by Bridgeway for its portion of the Small/Mid Cap Equity Fund’s portfolio and the principal investment strategies of BFA in managing the iShares Core S&P Mid-Cap ETF are discussed separately below.

Bridgeway

Bridgeway primarily invests its segment of the Fund in a diversified portfolio of small capitalization stocks. Bridgeway defines “small stocks” as those whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of approximately 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell 2000 Index is reconstituted from time to time. The market capitalization of companies in which Bridgeway may invest may vary with market

Under normal conditions, the Fund invests its assets primarily (at least 99.5%) in:

•   Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•   Cash, and

•   Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Fund is managed in the following manner:

•   The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•   The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•  The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•   The Fund invests only in U.S. dollar-denominated securities.

•   The Fund seeks to invest in securities that present minimal credit risk.

The Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or

State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)

conditions. Bridgeway selects stocks using a statistically driven approach.

Bridgeway invests in small capitalization stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Under normal conditions, at least 80% of Bridgeway’s portion of the Fund’s net assets (plus borrowings for investment purposes) is invested in stocks from among those in the small cap value category at the time of purchase. However, Bridgeway will not necessarily sell a stock if it “migrates” to a different category after purchase.

Bridgeway may invest up to 10% of its segment of the Fund’s assets primarily in common stocks and depository receipts of foreign companies.

instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds like the Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Board of Trustees of State Farm Variable Product Trust may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has elected not to do so at this time.

The Fund’s adviser, SFIMC, seeks to develop an appropriate portfolio of securities for the Fund by considering the differences in yields among securities of different maturities, market sectors and issuers.

Bridgeway may sell individual securities for several reasons including: the investment purpose of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

The Manager’s Investment of Fund Assets in the iShares Core S&P Mid-Cap ETF

The Manager invests approximately one-half of the Small/Mid Cap Equity Fund’s portfolio in shares of the iShares Core S&P Mid-Cap ETF. The following discussion relates to the principal investment strategies of the iShares Core S&P Mid-Cap ETF.

The iShares Core S&P Mid-Cap ETF seeks to track the investment results of the Underlying Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of March 31, 2018, the Underlying Index included approximately 6.23% of the market capitalization of all U.S. equity securities. As of March 31, 2018, the stocks in the Underlying Index have a market capitalization between $1.6 billion and $6.8 billion at time of entry, which may fluctuate depending on the overall level of the equity markets, and are selected for liquidity and industry group representation. The Underlying Index consists of stocks from a broad range of industries. Components primarily include financials, industrials and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

BFA uses a “passive” or indexing approach to try to achieve the iShares Core S&P Mid-Cap ETF’s investment objective. Unlike many investment

State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)

companies, the iShares Core S&P Mid-Cap ETF does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the iShares Core S&P Mid-Cap ETF will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the iShares Core S&P Mid-Cap ETF. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The iShares Core S&P Mid-Cap ETF may or may not hold all of the securities in the Underlying Index.

The iShares Core S&P Mid-Cap ETF generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The iShares Core S&P Mid-Cap ETF may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the iShares Core S&P Mid-Cap ETF track the Underlying Index. The iShares Core S&P Mid-Cap ETF seeks to track the investment results of the Underlying Index before fees and expenses of the iShares Core S&P Mid-Cap ETF.

The iShares Core S&P Mid-Cap ETF may lend securities representing up to one-third of the value of the iShares Core S&P Mid-Cap ETF’s total assets (including the value of any collateral received).

The Underlying Index is a product of S&P Dow Jones Indices LLC (the “Index Provider” or “SPDJI”), which is independent of the iShares Core S&P Mid-Cap ETF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)

Industry Concentration Policy. The iShares Core S&P Mid-Cap ETF will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of the Liquidating Fund is long-term growth of capital while the investment objective of the Substitute Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Liquidating Fund primarily invests in small-capitalization value equity securities and small- and medium-capitalization core equity securities. The Substitute Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. While the Liquidating Fund invests in equity securities, the Substitute Fund may not make such investments. Additionally, the Substitute Fund typically invests only in securities that have remaining maturities of 397 days or less and present minimal credit risk.

Principal Risks

The following chart shows the principal risks associated with investing in the Liquidating Funds and the Substitute Fund.

Type of Investment Risk	State Farm Variable Product Trust Small/Mid Cap Equity Fund	State Farm Variable Product Trust Money Market Fund
Equity Securities Risk	X
Market Risk	X
Mid-Capitalization Companies Risk	X
Management Risk	X	X
Underlying Fund Risk	X
Asset Class Risk	X
Assets under Management (AUM) Risk	X
Authorized Participant Concentration Risk	X
Concentration Risk	X
Cyber Security Risk	X
Index-Related Risk	X
Market Trading Risk	X
Operational Risk	X
Passive Investment Risk	X
Securities Lending Risk	X
Tracking Error Risk	X
Financials Sector Risk	X
Foreign Investing Risk	X
Industrials Sector Risk	X

Type of Investment Risk	State Farm Variable Product Trust Small/Mid Cap Equity Fund	State Farm Variable Product Trust Money Market Fund
Information Technology Sector Risk	X
Issuer Risk	X
Risk of Investing in Developed Countries	X
Risk of Investing in the United States	X
Smaller Company Size Risk	X
Investment Company Securities Risk	X
Interest Rate Risk and Call Risk		X
Credit Risk		X
Income Risk		X
Inflation Risk		X
Government Securities Risk		X
Transactions Risk		X
Net Asset Value Risk		X

Comparison of Principal Risks

Both the Liquidating Fund and the Substitute Fund are subject to management risk, which is the risk that the assessment by the Fund’s investment adviser or investment sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market. The Liquidating Fund is subject to a number of additional risks related to its investments in equity securities and in the iShares Core S&P Mid-Cap ETF. The Substitute Fund, as a government money market fund, is subject to multiple principal risks that do not apply to the Liquidating Fund, such as interest rate risk and call risk, credit risk, income risk, inflation risk, government securities risk, transactions risk and net asset value risk.

For a detailed explanation of each principal risk associated with investing in the Liquidating Fund and the Substitute Fund, please see Exhibit B.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information. The past performance of the Liquidating Fund and the Substitute Fund is shown below. The table below presents the past performance of the Liquidating Fund over certain periods of time and compared to an applicable benchmark index. The table below also presents the past performance of the Substitute Fund over certain periods of time, as well as the current 7-day yield of the Substitute Fund. The information shows how the performance of each Fund has varied and provides some indication of the risks of investing in each Fund. Past performance is not indicative of future performance. For more information concerning the performance of each Fund, please refer to the applicable prospectus, SAI and shareholder reports of each Fund.

Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Year	10 Year
State Farm Variable Product Trust Small/Mid Cap Equity Fund	11.79%	11.43%	5.72%
Russell 2500 Index (Returns reflect no deduction for fees, expenses or taxes.)	16.81%	14.33%	9.22%

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	5 Year	10 Year
State Farm Variable Product Trust Money Market Fund	0.64%	0.14%	0.28%

The Money Market Fund’s current 7-day yield on December 31, 2017 was 1.0325%.

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Funds. Estimated pro forma expense ratios of the Substitute Fund giving effect to the Substitution would be the same as or lower than those shown below for the Substitute Fund. The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*	State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)
Management Fees	0.80%	0.10%
Distribution and/or Service Fees (12b-1 Fees)	0.00	0.00
Other Expenses	0.12	0.31
Acquired Fund Fees and Expenses[2]	0.03	0.01
Total Annual Portfolio Operating Expenses	0.95%	0.42%
Less: Fee Waiver	-0.29%	0
Total Annual Fund Operating Expenses after Fee Waiver[3]	0.66%	0.42%

Expense Example.

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the Total Annual Fund Operating Expenses after Fee Waiver in the first year, and the Total Annual Fund Operating Expenses for periods thereafter. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	$67	$274	$497	$1,140
State Farm Variable Product Trust Money Market Portfolio (Substitute Fund)	$43	$135	$235	$530

MANAGEMENT OF THE PORTFOLIOS

SFIMC is the investment adviser to the State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund) and to the State Farm Variable Product Trust Money Market Fund (Substitute Fund). Bridgeway serves as sub-advisers to approximately one-half of the State Farm Variable Product Trust Small/Mid Cap Equity Fund. SFIMC’s principal offices are located at One State Farm Plaza, Bloomington, Illinois 61710-0001. Bridgeway is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

As of December 31, 2017, the management fees earned by SFIMC with respect to the Liquidating Fund and the Substitute Fund are shown below.

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
State Farm Variable Product Trust Small/Mid Cap Equity Fund (Liquidating Fund)	0.80%	0.51%

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
State Farm Variable Product Trust Money Market	0.10%	0.10%

[2]	“Acquired Fund Fees & Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Annual Report, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees & Expenses.
[3]	SFIMC, the investment will adviser to the State Farm Variable Product Trust Small/Mid Cap Equity Fund, has contractually agreed to waive 0.29% of management fees for the Fund. This fee waiver applies through April 30, 2019, and SFIMC may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Variable Product Trust.

The State Farm Variable Product Trust Small/Mid Cap Equity Fund employs a “manager-of-managers” structure, which permits SFIMC to hire, replace or terminate the sub-adviser(s) to the Fund, subject to Board approval but not subject to shareholder approval. Subject to the Board and SFIMC’s supervision, a sub-adviser manages its portion of the assets of a Fund in accordance with the Fund’s investment objectives and policies. A sub-adviser makes investment decisions for the portion of the Fund that it manages and in connection with such investment decisions, places purchase and sell orders for securities. The State Farm Variable Product Trust Money Market Fund is not sub-advised.

State Farm Variable Product Trust International Equity Fund (Liquidating Fund) and State Farm Variable Product Trust Money Market Fund (Substitute Fund)

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives and Principal Investment Strategies

	State Farm Variable Product Trust International Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)
Investment Objective:	The International Equity Fund seeks long-term growth of capital.	The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the Fund. Marsico and Northern Cross each manage approximately one-half of the Fund’s portfolio. SFIMC monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Marsico

Marsico invests its portion of the Fund primarily in common stock of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers of securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that focuses on broad financial and economic indicators with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Northern Cross

Northern Cross invests its portion of the Fund in securities issued by foreign companies which it believes

Under normal conditions, the Fund invests its assets primarily (at least 99.5%) in:

•   Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•   Cash, and

•   Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Fund is managed in the following manner:

•   The Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

•   The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•  The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•   The Fund invests only in U.S. dollar-denominated securities.

•   The Fund seeks to invest in securities that present minimal credit risk.

The Fund intends to qualify as a “government money market fund” as defined in, or interpreted in accordance with, Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds like the Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or

State Farm Variable Product Trust International Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)

have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

temporary redemption gates. While the Board of Trustees of State Farm Variable Product Trust may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has elected not to do so at this time.

The Fund’s adviser, SFIMC, seeks to develop an appropriate portfolio of securities for the Fund by considering the differences in yields among securities of different maturities, market sectors and issuers.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of this Liquidating Fund is long-term growth of capital while the investment objective of the Substitute Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The Liquidating Fund primarily invests in foreign equity securities in both the growth and value styles. The Substitute Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Additionally, the Substitute Fund typically invests only in securities that have remaining maturities of 397 days or less and present minimal credit risk.

Principal Risks

The following chart shows the principal risks associated with investing in the Liquidating Funds and the Substitute Fund.

Type of Investment Risk	State Farm Variable Product Trust International Equity Fund	State Farm Variable Product Trust Money Market Fund
Market Risk	X
Foreign Investing Risk	X
Management Risk	X	X
Interest Rate Risk and Call Risk		X
Credit Risk		X
Income Risk		X
Inflation Risk		X
Government Securities Risk		X
Transactions Risk		X
Net Asset Value Risk		X

Comparison of Principal Risks

Both the Liquidating Fund and the Substitute Fund are subject to management risk, which is the risk that the assessment by the Fund’s investment adviser or investment sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market. The Liquidating Fund is subject to additional risks related to its investments in foreign equity securities. The Substitute Fund, as a government money market fund, is subject to multiple principal risks that do not apply to the Liquidating Fund, such as interest rate risk and call risk, credit risk, income risk, inflation risk, government securities risk, transactions risk and net asset value risk.

For a detailed explanation of each principal risk associated with investing in the Liquidating Fund and the Substitute Fund, please see Exhibit B.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information. The past performance of the Liquidating Fund and the Substitute Fund is shown below. The table below presents the past performance of the Liquidating Fund over certain periods of time and compared to an applicable benchmark index. The table below also presents the past performance of the Substitute Fund over certain periods of time, as well as the current 7-day yield of the Substitute Fund. The information shows how the performance of each Fund has varied and provides some indication of the risks of investing in each Fund. Past performance is not indicative of future performance. For more information concerning the performance of each Fund, please refer to the applicable prospectus, SAI and shareholder reports of each Fund.

Average Annual Total Returns (For the periods ended December 31, 2017)
	1 Year	5 Year	10 Year
State Farm Variable Product Trust International Equity Fund	34.35%	7.13%	1.73%
MSCI ACWI ex-US Index (Returns reflect no deduction for fees, expenses or taxes.)	27.19%	6.80%	1.84%

Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	5 Year	10 Year
State Farm Variable Product Trust Money Market Fund	0.64%	0.14%	0.28%

The Money Market Fund’s current 7-day yield on December 31, 2017 was 1.0325%.

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Funds. Estimated pro forma expense ratios of the Substitute Fund giving effect to the Substitution would be the same as or lower than those shown below for the Substitute Fund. The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Fund.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*	State Farm Variable Product Trust International Equity Fund (Liquidating Fund)	State Farm Variable Product Trust Money Market Fund (Substitute Fund)
Management Fees	0.80%	0.10%
Distribution and/or Service Fees (12b-1 Fees)	0.00	0.00
Other Expenses	0.33	0.31
Acquired Fund Fees and Expenses[4]	0.00	0.01
Total Annual Portfolio Operating Expenses	1.33%	0.42%

Expense Example.

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

[4]	“Acquired Fund Fees & Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of “Total Annual Fund Operating Expenses” shown in the above table differs from the ratio of expenses to average net assets included in the “Financial Highlights” section of the Annual Report, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees & Expenses.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
State Farm Variable Product Trust International Equity Fund (Liquidating Fund)	$115	$359	$622	$1,375
State Farm Variable Product Trust Money Market Portfolio (Substitute Fund)	$43	$135	$235	$530

MANAGEMENT OF THE PORTFOLIOS

SFIMC is the investment adviser to the State Farm Variable Product Trust International Equity Fund (Liquidating Fund) and to the State Farm Variable Product Trust Money Market Fund (Substitute Fund). Marsico and Northern Cross are the sub-advisers to the Liquidating Fund. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202 and Northern Cross is located at 125 Summer Street, 14th Floor, Suite 1410, Boston, Massachusetts 02110. SFIMC’s principal offices are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

As of December 31, 2017, the management fees earned by SFIMC with respect to the Liquidating Fund and Substitute Funds are shown below.

Fund Name	Management Fee as a % of Net Assets
State Farm Variable Product Trust International Equity Fund (Liquidating Fund)	0.80%

Fund Name	Management Fee as a % of Net Assets
State Farm Variable Product Trust Money Market Fund (Substitute Fund)	0.10%

The State Farm Variable Product Trust International Equity Fund employs a “manager-of-managers” structure, which permits SFIMC to hire, replace or terminate the sub-adviser(s) to the Fund, subject to Board approval but not subject to shareholder approval. Subject to the Board and SFIMC’s supervision, each sub-adviser manages its portion of the assets of a Fund in accordance with the Fund’s investment objectives and policies. Each sub-adviser makes investment decisions for the portion of the Fund that it manages and in connection with such investment decisions, places purchase and sell orders for securities. The State Farm Variable Product Trust Money Market Fund is not sub-advised.

OTHER INFORMATION

Investment Adviser. SFIMC serves as the investment adviser and administrator to the Trust. Subject to the supervision of the Board, SFIMC is responsible for overseeing the day to day administration, operations and business affairs of the Trust. The principal office of the Manager is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company.

Distributor. State Farm VP Management Corp. (“SFVPMC”) serves as the distributor for the shares of each series of the Trust (each a “Fund” and together the “Funds”), including serving as the distributor of the Liquidating Funds and the Substitute Fund. The shares of the Funds are offered and redeemed at net asset value without any sales load. SFVPMC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). SFVPMC’s address is One State Farm Plaza, Bloomington, Illinois 61710-0001. SFVPMC is a wholly-owned subsidiary of SFIMC.

Independent Registered Public Accounting Firm. For the Trust’s fiscal year ending December 31, 2018, PricewaterhouseCoopers, LLP (“PWC”) serves as independent registered public accounting firm (“Independent Auditor”) for the Trust, the series of which include the Liquidating Funds and the Substitute Fund. In its capacity as the Independent Auditor of the Trust, PWC audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns and performs other services as requested by the Audit Committee of the Trust. PWC has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in any Fund. Representatives of PWC are not expected to be present at the Meeting.

Nature of the Trust. The Trust is an open-and management investment company organized as a statutory trust under the laws of the state of Delaware on February 21, 1997. The Trust consists of the nine funds. Shares of each fund are sold in a continuous offering and are authorized to be offered to separate accounts of the Insurance Companies to support certain variable contracts offered by the Insurance Companies. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The separate accounts purchase and redeem Shares without sales or redemption charges. However, each variable contract imposes its own charges and fees on contract owners.

VOTING INFORMATION

Voting Requirements. As a Contract owner with account value allocated to at least one Liquidating Fund as of the Record Date, you have the right to provide voting instructions to the Insurance Company that issued your Contract. For each Liquidating Fund in which you are invested as of the Record Date, you are entitled submit one vote for each dollar that you have indirectly invested in the Liquidating Fund as of the Record Date on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights. Contract owners should consider themselves shareholders for purposes of these proxy materials. Shares of a Liquidating Fund for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts held by an Insurance Company as seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional or mirror voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

Approval of the Plan for a Liquidating Fund will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of the Liquidating Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Liquidating Fund, or (ii) 67% or more of the voting securities of the Liquidating Fund present at the Meeting if more than 50% of the Liquidating Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the Shares of the Liquidating Fund.

You may instruct the Insurance Companies as to how to vote the Shares attributable to your Contract in one of three different ways:

•	By Mail. Sign and return the enclosed voting instruction form.

•	By Telephone. Call toll-free 1-866-209-6472 and follow the recorded directions. Have your 14 digit Control Number from your voting instruction card nearby.

•	By Internet. Go to www.proxy-direct.com and follow the on-screen directions. Have your 14 digit Control Number from your voting instruction form nearby.

Do not mail your voting instruction form when you vote by phone or Internet. If you properly vote your voting instruction form and return it on time, the Shares attributable to your Contract will be voted as you instruct, and as an Insurance Company determines on any other business that comes before the Meeting. If you properly vote your voting instruction form, but don’t make any instructions about how the Shares attributable to your Contract should be voted, the Shares will be voted FOR the Proposal. You may revoke your voting instruction form at any time before it is voted by filing with the Trust a written notice of revocation, by delivering another properly signed voting instruction form bearing a later date, or by attending the Meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to State Farm Investment Management Corp., Attn: Secretary, One State Farm Plaza, Bloomington, Illinois 61710-0001.

Record Date. The Board has fixed the close of business on May 25, 2018, as the record date for determining the indirect holders of the Liquidating Funds’ shares entitled to notice of and to provide voting instructions at the Meeting. At the close of business on the Record Date, there were the following issued and outstanding shares of the Liquidating Funds. Together, the Insurance Companies owned of record 100% of the Shares of the Liquidating Funds on the Record Date.

Liquidating Fund	Issued and Outstanding Shares on the Record Date
State Farm Variable Product Trust Large Cap Equity Fund	[ ]
State Farm Variable Product Trust Small/Mid Cap Equity Fund	[ ]
State Farm Variable Product Trust International Equity Fund	[ ]

[To the knowledge of the Trust, as of the Record Date, the current Trustees and officers of the Trust, individually and as a group, beneficially owned through the Contracts less than 1% of the shares of the Trust and the Liquidating Funds.]

Reports to Shareholders. Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contract owners. Contract owners may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to State Farm Investment Management Corp., Attn: Secretary, One State Farm Plaza, Bloomington, Illinois 61710 or telephone 1-866-702-2307. The report will be sent to you without charge.

Quorum and Adjournment. A quorum of shareholders is required to take action at the Meeting. At least 30 percent of the shares of the Trust entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting for purposes of voting on the Proposal. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but not enough votes in favor of the proposal have been received to approve it, an Insurance Company and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of voting instructions from Contract owners.

Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. The treatment and effect of broker non-votes is not applicable because the Trust’s shares are not sold through broker/dealers other than Management Corp.

Costs of the Solicitation. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Insurance Companies or SFIMC. In addition to the use of the mails, proxies may be solicited in person or by telephone, by officers of the Trust, and regular employees and representatives of the Insurance Companies or their affiliates, who will not be separately compensated therefore. Computershare Fund Services has been engaged to assist in the solicitation of proxies for estimated fees of $[    ] plus reasonable expenses.

Proposals of Shareholders. Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the Investment Company Act of 1940 requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the Investment Company Act of 1940. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, One State Farm Plaza, Bloomington, Illinois 61710-0001.

Please complete, sign and return the enclosed voting instruction form promptly or provide voting instructions by phone or Internet promptly. No postage is required if the voting instruction form mailed in the United States.

The Board, including all of its Independent Trustees, recommends that you Vote “For” approval of the Plan of Substitution.

For the Board of Trustees

Mark Mikel

Secretary

State Farm Variable Product Trust

INDEX TO EXHIBITS TO PROXY STATEMENT

PAGE
Exhibit A	Plan of Substitution for the Liquidating Funds	A-1
Exhibit B	Description of Principal Risks for the Liquidating Funds and the Substitute Fund	B-1

ATTACHMENT TO PROXY STATEMENT

Form of Voting Instruction Card

EXHIBIT A

PLAN OF SUBSTITUTION FOR

VARIABLE INSURANCE CONTRACTS SUPPORTED BY STATE FARM VARIABLE PRODUCT TRUST

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

This Plan of Substitution (“Plan”) dated May 23, 2018 relates to certain variable insurance contracts supported by the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, each a series of State Farm Variable Product Trust (the “Trust”), a management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), whose shares of beneficial interest are held by separate accounts that fund variable annuity and variable universal life insurance contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (each of which is referred to herein as an “Insurance Company” and collectively as the “Insurance Companies”). Each of the State Farm Variable Product Trust Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund are referred to in this Plan as a “Liquidating Fund” and together as the “Liquidating Funds.” The Insurance Companies issue variable annuity and variable universal life insurance contracts through separate accounts. The separate accounts supporting the Contracts affected by this Plan include the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life and Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”). Each of the Separate Accounts is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act.

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of a series of the Trust, including the following Subaccounts of each Separate Account investing in the following Liquidating Funds:

Subaccount	Liquidating Fund
Large Cap Equity Fund Subaccount	Large Cap Equity Fund
Small/Mid Cap Equity Fund Subaccount	Small/Mid Cap Equity Fund
International Equity Fund Subaccount	International Equity Fund

The Plan is intended to accomplish the substitution by the Insurance Companies and each Separate Account of shares of beneficial interest of the Money Market Fund (the “Substitute Fund”), a series of the Trust, for shares of beneficial interest of the Liquidating Funds (the “Substitution”).

WHEREAS, the Board of Trustees of the Trust (“Board”) has approved the liquidation of the Liquidating Funds, subject to shareholders of the Liquidating Funds approving this Plan of Substitution;

WHEREAS, each Insurance Company has determined to remove the Liquidating Funds as investment options offered through the Separate Accounts if the Liquidating Funds are liquidated;

WHEREAS, the Insurance Companies wish to perform the Substitution in order to automatically transfer at the time of the liquidations all account values that are then allocated to Subaccounts investing in the Liquidating Funds to Subaccounts investing in the Substitute Fund;

WHEREAS, the Insurance Companies may perform the Substitution under applicable law if a plan of substitution is approved by the Liquidating Funds’ shareholders based on the voting instructions of Contract owners (provided that other requirements of applicable law are satisfied);

WHEREAS, the Board has agreed to make the liquidation of each Liquidating Fund contingent upon approval of the Plan by the Liquidating Fund’s shareholders (based on the voting instructions of Contract owners with account values allocated to the Liquidating Fund as of the record date set forth below) and authorized a proxy statement on the proposal to be delivered to Contract owners entitled to provide voting instructions on the Plan;

WHEREAS, with respect to each Liquidating Fund, the Plan must be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Liquidating Fund, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of a Liquidating Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Liquidating Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Liquidating Fund, of this Plan and any material amendments related thereto.

NOW THEREFORE, the Substitution shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan and Date of Substitution. The Plan shall become and be effective with respect to a Liquidating Fund upon the adoption and approval of the Plan, at a meeting of shareholders of the Liquidating Funds called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of each Liquidating Fund. The date on which the Substitution will be performed is expected to be on or about [    ], 2018.

2. Special Meeting of Shareholders. The Trust shall provide each of the Contract owners entitled to provide voting instructions on the approval of the Plan with proxy materials acceptable to both the Trust and the Insurance Companies. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Liquidating Funds, shall vote its shares in accordance with the instructions received from its Contract owners. Any shares of a Liquidating Fund for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract owners, shall be voted in proportion to the instructions received from all Contract owners entitled to provide voting instructions with respect to that Liquidating Fund.

3. Substitution. Upon receiving a liquidating distribution of cash from a Liquidating Fund, each Insurance Company shall use the cash proceeds to purchase shares of the Substitute Fund for the benefit of Contract owners whose account values were transferred as a result of the Substitution. The Substitution will take place at relative net asset value, with no change in the amount of any Contract owner’s account value immediately before and immediately after the Substitution.

4. Conditions Applicable to the Substitution. The Substitution is subject to the following conditions:

(a) Neither the rights of Contract owners nor any Insurance Company’s obligations under any Contract will be altered as a result of the Substitution;

(b) State Farm Investment Management Corp. (“SFIMC”), investment adviser to the Trust, and the Insurance Companies shall incur all costs related to convening the Trust’s shareholder meeting to request approval of the Plan, including all costs related to preparing, printing and mailing of the proxy statement and tabulating the results of the solicitation;

(c) All expenses incurred in connection with the Substitution will be borne by SFIMC or the Insurance Companies or affiliates thereof (other than the Trust or the Separate Accounts). No such expenses will be borne by any Contract owners. Each Liquidating Fund and the Substitute Fund, respectively, will bear the transaction costs (e.g., commissions) associated with the liquidation of the Liquidating Fund’s securities and the purchase of portfolio securities to be held by the Substitute Fund;

(d) The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract owners to be greater after the Substitution than before the Substitution;

(e) The Substitution shall not have any tax liability on Contract owners;

(f) Contract owners shall be furnished with notice of the Substitution in the form of a supplement to the Contract prospectus. The supplement will inform Contract owners of the Substitution. The supplement will further inform Contract owners that effective on or about the close of business on [    ] 2018, each Subaccount investing in a Liquidating Fund will no longer be available for new investment. The prospectus supplement shall also inform Contract owners that they may, from the date of the supplement to at any time prior to completion of the Substitution (which shall be no less than 30 days), make free transfers of their account values from a Subaccount investing in a Liquidating Fund to any of the other investment options available under their Contracts. The prospectus supplement shall also inform Contract owners that for 90 days after the completion of the Substitution, Contract owners who had their account values automatically transferred as a result of the Substitution may make free transfers from a Subaccount investing in the Substitute Fund to any other investment options under their Contracts. All such transfers during these time periods shall be permitted without Contract owners incurring any transfer fees or other charges and shall not count towards a Contract owner’s allotted free transfers permitted per policy year. All such transfers shall be subject to any other restrictions on transfers, such as frequent trading or market timing restrictions or investment restrictions under an optional rider;

(g) Within five business days after the Substitution, Contract owners whose account values were transferred to a Subaccount investing in the Substitute Fund as part of the Substitution will be sent a written confirmation informing them that the Substitution was carried out as previously notified. The confirmations also shall restate, or be accompanied by a restatement of, the Contract owners’ free transfer rights;

(i) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of a Liquidating Fund;

5. Failure to Obtain Approval on Behalf of a Liquidating Fund. In the event that the Plan is not approved by the shareholders of a Liquidating Fund, this Plan shall not apply to that Liquidating Fund.

6. Potential Reorganization of the Substitute Fund. In connection with an Agreement and Plan of Reorganization approved by the Board on May 23, 2018 and to be submitted to shareholders of the Substitute Fund for approval, the Substitute Fund may in the future be reorganized into the BlackRock Government Money Market V.I. Fund, a fund of BlackRock Variable Series Funds, Inc. (the “Reorganization”). With respect to each Liquidating Fund, if the Plan is approved by the shareholders of the Liquidating Fund, the Liquidating Fund will be liquidated and the

Substitution will be executed prior to the Reorganization, if it occurs at all. If the Reorganization is performed, all free transfer rights under the Plan that would have applied to transfers under the Contracts from a subaccount investing in the Money Market Fund will apply to transfers from a subaccount investing in the BlackRock Government Money Market V.I. Fund.

In Witness Whereof, this Plan has been executed by its duly authorized officer, as of the date and year first written above.

State Farm Variable Product Trust, on

behalf of the Large Cap Equity Fund,

Small/Mid Cap Equity Fund and

International Equity Fund

By:

Name: Joe R. Monk Jr.

Title: President and Chief Executive Officer

State Farm Life Insurance Company

By:

Name: [    ]

Title: [    ]

State Farm Life & Accident Assurance Company

By:

Name: [    ]

Title: [    ]

EXHIBIT B

DESCRIPTION OF PRINCIPAL RISKS

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stock generally are subject to more risks than holders of preferred stock and debt securities because the status of common stockholders upon the bankruptcy of the issuer is subordinated to that of preferred stock and debt holders.

Market Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Management Risk. The assessment by the Fund’s investment adviser or sub- adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Interest Rate Risk and Call Risk. The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk and supply and demand for bonds. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities

Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

Income Risk. The risk that the income from the bonds Fund holds will decline. This risk applies when the Fund invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Net Asset Value Risk. There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s sponsor will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Underlying Fund Risk. Because it invests approximately 50% of its assets in the iShares Core S&P Mid-Cap ETF, the Small/Mid Cap Equity Fund’s investment performance significantly depends on the investment performance of that underlying ETF. An investment in the Small/Mid Cap Equity Fund is subject to the risks associated with the iShares Core S&P Mid-Cap ETF. In particular, the Small/Mid Cap Equity Fund may be subject to the following risks as a result of its investment in the iShares Core S&P Mid-Cap ETF:

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Asset Class Risk. Securities and other assets in the S&P Mid-Cap 400® (the “Underlying Index”) or in the iShares Core S&P Mid-Cap ETF’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

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Assets under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of the iShares Core S&P Mid-Cap ETF’s prospectus), a third party investor, the iShares Core S&P Mid-Cap ETF investment adviser or any affiliate of the iShares Core S&P Mid-Cap ETF investment adviser, or a fund may invest in the iShares Core S&P Mid-Cap ETF and hold its investment for a specific period of time in order to facilitate commencement of the iShares Core S&P Mid-Cap ETF’s operations or for the Fund to achieve size or scale. There can be no assurances that any such entity would not redeem its investment or that the size of the iShares Core S&P Mid-Cap ETF would be maintained at such levels, which could negatively impact the iShares Core S&P Mid-Cap ETF.

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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the iShares Core S&P Mid-Cap ETF. The iShares Core S&P Mid-Cap ETF has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the iShares Core S&P Mid-Cap ETF and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the Purchase and Sale of iShares Core S&P Mid-Cap ETF Shares section of the iShares Core S&P Mid-Cap ETF’s Prospectus), iShares Core S&P Mid-Cap ETF shares may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

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Concentration Risk. The iShares Core S&P Mid-Cap ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the iShares Core S&P Mid-Cap ETF’s investments more than the market as a whole, to the extent that the iShares Core S&P Mid-Cap ETF’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

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Cyber Security Risk. Failures or breaches of the electronic systems of the iShares Core S&P Mid-Cap ETF, the iShares Core S&P Mid-Cap ETF’s investment adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the iShares Core S&P Mid-Cap ETF invests have the ability to cause disruptions and negatively impact the iShares Core S&P Mid-Cap ETF’s business operations, potentially resulting in financial losses to the iShares Core S&P Mid-Cap ETF and its shareholders. While the iShares Core S&P Mid-Cap ETF has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore the iShares Core S&P Mid-Cap ETF cannot control the cyber security plans and systems of the iShares Core S&P Mid-Cap ETF’s service providers, the Index Provider, market makers, Authorized Participants or issuers of securities in which the iShares Core S&P Mid-Cap ETF invests.

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Index-Related Risk. There is no guarantee that the iShares Core S&P Mid-Cap ETF will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the iShares Core S&P Mid-Cap ETF’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the iShares Core S&P Mid-Cap ETF and its shareholders.

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Management Risk. As the iShares Core S&P Mid-Cap ETF may not fully replicate the Underlying Index, and it is subject to the risk that the iShares Core S&P Mid-Cap ETF‘s investment strategy may not produce the intended results.

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Market Trading Risk. The iShares Core S&P Mid-Cap ETF faces numerous market trading risks, including the potential lack of an active market for iShares Core S&P Mid-Cap ETF shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the iShares Core S&P Mid-Cap ETF’s shares trading at a premium or discount to NAV.

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Operational Risk. The iShares Core S&P Mid-Cap ETF is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the iShares Core S&P Mid-Cap ETF’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The iShares Core S&P Mid-Cap ETF and its investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

•	Passive Investment Risk. The iShares Core S&P Mid-Cap ETF is not actively managed and generally does not attempt to take defensive positions under any market conditions, including declining markets.

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Securities Lending Risk. The iShares Core S&P Mid-Cap ETF may engage in securities lending. Securities lending involves the risk that the iShares Core S&P Mid-Cap ETF may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The iShares Core S&P Mid-Cap ETF could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the iShares Core S&P Mid-Cap ETF.

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Tracking Error Risk. Tracking error is the divergence of the iShares Core S&P Mid-Cap ETF’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the iShares Core S&P Mid-Cap ETF’s portfolio and those included in the Underlying Index, pricing differences (including differences between a security’s price at the local market close and the iShares Core S&P Mid-Cap ETF’s valuation of a security at the time of calculation of the iShares Core S&P Mid-Cap ETF’s NAV), transaction costs, the iShares Core S&P Mid-Cap ETF’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the iShares Core S&P Mid-Cap ETF incurs fees and expenses, while the Underlying Index does not.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Mid-Capitalization Companies Risk. Investments and securities of mid-cap companies may involve greater risk of loss than investing in larger, more established companies. Mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently at a lower volume than more widely held securities. The prices of mid-cap companies’ stock tend to fluctuate in value more than those of larger capitalization stocks.

Risk of Investing in Developed Countries. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Risk of Investing in the United States. The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Smaller Company Size Risk. The securities of smaller capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that the Fund’s investment adviser or sub-adviser may have difficulty selling securities the Fund holds.

Investment Company Securities Risk. The Fund invests in securities of other open-end investment companies. The risks of investments in other investment companies typically reflect the risks of the types of securities in which those underlying funds invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

THE BOARD OF TRUSTEES OF STATE FARM VARIABLE PRODUCT TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE: YOUR VOTING INSTRUCTION CARD IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION CARD BELOW

VOTE TODAY BY MAIL

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STATE FARM LIFE INSURANCE COMPANY AND STATE FARM LIFE &

ACCIDENT ASSURANCE COMPANY

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

OF

STATE FARM VARIABLE PRODUCT TRUST

Special Meeting of Shareholders — September 14, 2018

VOTING INSTRUCTIONS CARD

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANIES (THE “COMPANIES”) AND THE BOARD OF TRUSTEES OF STATE FARM VARIABLE PRODUCT TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST’S LARGE CAP EQUITY FUND, SMALL/MID CAP EQUITY FUND, AND INTERNATIONAL EQUITY FUND TO BE HELD ON SEPTEMBER 14, 2018 AT 8:00 A.M. CENTRAL TIME AT THE OFFICES OF THE TRUST, ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710-0001.

I (we) the undersigned hereby instruct the above-referenced Companies to vote the Trust shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

THE BOARD OF TRUSTEES OF STATE FARM VARIABLE PRODUCT TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

OF

STATE FARM VARIABLE PRODUCT TRUST

Special Meeting of Shareholders – September 14, 2018

Shareholder Voting Ballot

PROPOSAL 1 a:	To approve a Plan of Substitution of the Trust (the “Plan”) on behalf of the LARGE CAP EQUITY FUND (a “Liquidating Fund”), that provides for the substitution of shares of beneficial interest of the Liquidating Fund with shares of beneficial interest of the Money Market Fund series of the Trust (the “Substitute Fund”), a series of the State Farm Variable Product Trust (the “Trust”).

☐FOR	☐AGAINST	☐ABSTAIN

PROPOSAL 1 b:	To approve a Plan of Substitution of the Trust (the “Plan”) on behalf of the SMALL/MID CAP EQUITY FUND (the “Liquidating Fund”), that provides for the substitution of shares of beneficial interest of the Liquidating Fund with shares of beneficial interest of the Money Market Fund of the Series (the “Substitute Fund”), a series of the Trust.

☐FOR	☐AGAINST	☐ABSTAIN

PROPOSAL 1 c:	To approve a Plan of Substitution of the Trust (the “Plan”) on behalf of the INTERNATIONAL EQUITY FUND (the “Liquidating Fund”), that provides for the substitution of shares of beneficial interest of the Liquidating Fund with shares of beneficial interest of the Money Market Fund series of the Trust (the “Substitute Fund”), a series of the Trust.

☐FOR	☐AGAINST	☐ABSTAIN

Date:             , 2018

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature [Please sign within box]	Signature [Joint owners]